UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material under §240.14a-12

Parsons Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 20, 2021. Meeting Information PARSONS CORPORATION Meeting Type: Annual Meeting For holders as of: February 19, 2021 Date: April 20, 2021 Time: 9:00 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/PSN2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/PSN2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). [PARSONS LOGO] PARSONS CORPORATION 5875 TRINITY PARKWAY, SUITE 300 CENTREVILLE, VA 20120 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. D29803-P48512 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 10-K WRAP How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2021 to facilitate timely delivery. How To Vote D29804-P48512 Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/PSN2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote "FOR" the following: 1. Election of Directors Nominees: 01) Mark K. Holdsworth 02) Steven F. Leer 03) M. Christian Mitchell 04) David C. Wajsgras The Board of Directors recommends you vote "FOR" proposals 2 and 3. 2. Ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for fiscal year 2021. 3. To approve, by non-binding advisory vote, the compensation program for the Company's named executive officers, as disclosed in the Compensation Discussion and Analysis of the proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D29805-P48512

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